Exhibit 10.1
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                     Contract on Transferring Mining License
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Party A :   Kangding Kangma Mining Ltd., Co.

Name of organization:   Kangding Kangma Mining Ltd., Co.

Address   Kongyu County, Kangding City, Sicuan Province, PRC

Legal representative (authorized person):   Shiyang Xu

Postal code :   615000

Tel.: (Fax) :   13060315645


Party B :   Yunnan Longteng Mining Ltd.

Name of organization:   Yunnan Longteng Mining Ltd.

Address : 2708 Room, A Unit, Dushimingyuan Building, Middle of Renming Road, Kunming City, Yunnan Province, PRC

Legal representative (authorized person):   Rongjin Yang

Postal code :   650031

Tel.: (Fax) :   0871-3642422


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In  accordance  with the Law of Mineral  Resources of the  People's  Republic of
China, Management Method for Transferring Exploration License and Mining License and Law of Contract of the People's Republic of China, after both sides friendly negotiation and depending on the fair confidential and both winning principle, this Contract is hereby signed for transferring Mining License in Xintaizi Gold Mine (No. of License : 5133000310022, area: 3.0877 km) from Party A (Kangding County Kangma Mining Ltd., Co) to Party B and adjusting in Legal Representative of Kangding County Kangma Mining Ltd., Co., its shareholder and Industrial and Commercial Registration

Article 1. In accordance  with the provisions of laws,  regulations and relevant
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rules of the  People's  Republic of China and after being  confirmed by Party A, the ownership of mining right of Xintaizi Gold Mine, owed by Kangding County Kangma Mining Ltd., Co., is clear and definite, which conforms to legal assignment conditions by Sicuan Provincial State Land and Resource Bureau, and belongs to non-disputed mining right.

Article 2. Party B (Yunnan  Longteng Mining Ltd,. Co.) declares:  Before signing
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the  Contract,  Party  B has  consulted  all of  the  technical  and  economical information on this mining right, which can satisfy the needs of signing the Contract by Party B. At the same time, Party B has made a plenty of investigations and demonstrations upon surrounding environmental conditions of mining-right area. Party B makes the commitment that all risks occurred after the assignment of the Mining License will be borne by Party B.

Article 3. Main Content and Condition of Assignment
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This  transfer,  including the Mining  License in Xintaizi  Gold Mine,  owned by
Kangding County Kangma Mining Ltd,. Co., and its already bought mine manufacture equipment (referring to Party A's provided the equipment list) is payable, Party A should stop all the mine action after Party B pays the first part buying capital, start to apply the Mining License transfer procedure and adjust the company's legal representative, shareholder and its Industrial and Commercial Registration.

Article 4. Charge Standard and Way of Payment
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4.1  Transfer fee

According to the fair, impartial and open principle and after both sides' complete negotiation and mutual approval, this project of Xintaizi Gold Mine owned by Kangding County Kangma Mining Ltd,. Co. transfer fee is 2,100,000RMB.

4.2 Way of payment

1. Party B should pay 100,000RMB to Party A, after both sides sign the contract.

2. Party B should pay 50% of the whole transfer fee (including the already paid 100,000RMB) to Party A in 15 days, which is 950,000RMB, after both sides sign the contract

3. When the adjusting company legal representative, shareholder and Industrial and Commercial Registration from Party A to Party B's appointed legal representative and shareholder finished, Party B should pay the rest 50% of the whole transfer fee to Party A in the same day, which is 1,050,000RMB.

Article 5. Right and Obligations of the Parties
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1.   Right and Obligations of Party A



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1.1.  In order for  ensuring  the  assignment  of mining  right  conforms to the provisions of China's laws and regulations and to safeguard the rights and interests of Party A and Party B, Party A shall have the right to make necessary investigation and understanding upon Party B's qualifications and credit status.

1.2. Based on Party B's requirement, Party A shall apply the Mining License transfer in Xintaizi Gold Mine and adjust its company's legal representative, shareholder and Industrial and Commercial registration for Party B, and fees and expenses incurred will be borne by Party A.

1.3 Party A shall bear responsibility for all related creditor's rights and debt before finishing the Mining License transferring of Xintaizi Gold Mine owned by Kangding County Kangma Mining Ltd,. Co., and the adjusting its legal representative, shareholder and industrial and commercial registration.

1.4. Party A should positively help Party B and harmonize the relationship with local government, but the fee and expense should be paid by Party B.

2.   Right and Obligations of Party B

2.1. Party B has the right to do some investigation in Party A's legal geological area.

2.2. Party B shall have the right to understand and find out from Party A the geological and technical conditions and regional circumstances related to Mining License to be transferred, and Party A should supply then in free and help positively.

2.3. Party B shall have the responsibility to keep business secrets of Party A which may be disclosed during this transaction. Prior to the approval by relevant registration and administrative departments for transferring mining right, Party B must not disclose any information related to the mining right to any third parties.

2.4. Party B must completely implement the provisions of Article 4 in the Contract and pay the Mine Exploration Transfer fee to Party A.

2.5. From the day of transferring Mining License and adjusting company's legal representative, shareholder and industrial and commercial registration to Party B, Party B shall be responsible for all the relevant creditor's rights and debt.

2.6. Party B has the right to begin the geological and manufacturing work , after both sides signed the contract.

Article 6. Declaration, Undertaking and Warranty
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Declaration, undertaking and warranty made by two Parties to each other:

1. Having the right to sign this Contract and the capability to fully perform its obligations under the Contract.

2.   Having  the   capability  to  take  all  necessary   actions  in  order  to
satisfactorily complete the assignment agreed under the Contract.


Article 7. Liabilities for Breach of Contract
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1.   Upon signing of the Contract by the parties,  each party shall  perform its liabilities and obligations under the Contract. No any party can be allowed to declare unilaterally to terminate the Contract.

2. Once the breach of contract happened, if observant party considers through reasonable and objective judgment that the breach of the Contract will cause the impossibility or unfairness to continue performing its obligations under the Contract by observant party, then observant party shall have the right to terminate the Contract, or continue to carry out the Contract after default



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party stops its default  actions and takes  complete and  effective  measures to eliminate adverse consequences aroused by breach of the Contract and compensates observant party for its losses.

3. Default party shall compensate the losses of observant party, including direct economic loss, anticipated indirect loss and extra expenses. The compensating amount and schedule can be discussed by both sides, if the discussion can't get the mutual approval, relative legal administration department can make the final decision in it.

4. Party B shall compensate Party A with 10% of the contract transfer fee, when Party B violates the liabilities of confidentiality stipulated in Item 2 of
Article 5 in the Contract.

5. Party A shall compensate Party B with 10% of the contract transfer fee, when Party A violates the liabilities of in No. 2 of Item 1 of Article 5 in the Contract.

Article 8. Integrality and Separability
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1.   Except  for this  contract,  there are no other  understanding,  liability, statement and warranty existing. And except the contents in the Contract, no other rights and liabilities can be imposed on the parties under the contract.

2. Some items and articles of the Contract will be deemed to be abolished in case they are completely or partially invalid or have no implementing force due to improper use of laws. Nevertheless, other items and articles of the Contract are still valid and have some binding force as well.

Article  9  The Contract  will  be  signed  by  legal  representatives  or  duly
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authorized  persons of both parties and affixed with the seals of the  companies or individuals. When first sum of money from Party B comes into the account of Party A, the Contract will become effective.

Article 10 Matters unsettled in the Contract will be solved through consultation
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between both sides.

Article 11 The Contract will be prepared in six (6) originals, if which four (4)
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originals  will be used to  registering  the  assignment  of Mining  License and adjusting of company legal representative, shareholder and industrial and commercial registration, and the other two (2) will be held by Parties A and B, with one for each.


Signed by Party A:                                Signed by Party B:
Kangding Kangma Mining                            Yunnan Longteng Mining Ltd.
Ltd., Co.


Legal Representative                              Legal Representative
(or Duly Authorized Person):                      (or Duly Authorized Person)

Dated on:                                         Dated on: